                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3

Section 7.3 Indenture                                                           Distribution Date:      10/15/2001

(I)     Amount of the distribution allocable to principal of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00

                        Total
(ii)    Amount of the distribution allocable to the interest on the Notes
                Class A Note Interest Requirement                                 4,717,500.00
                Class B Note Interest Requirement                                   279,708.54
                Class C Note Interest Requirement                                   233,365.66
                        Total                                                     5,230,574.20

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Note Interest Requirement                                      5.55000
                Class B Note Interest Requirement                                      5.79167
                Class C Note Interest Requirement                                      3.45139

(iii)   Aggregate Outstanding Principal Balance of the Notes
                Class A Note Principal Balance                                     850,000,000
                Class B Note Principal Balance                                      48,295,000
                Class C Note Principal Balance                                      67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account                          28,977,300.00

(v)     Required Owner Trust Spread Account Amount                               28,977,300.00

                                             By:
                                                ------------------------------
                                             Name:   Patricia M. Garvey
                                             Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1

Section 7.3 Indenture                                                           Distribution Date:      10/15/2001


(I)     Amount of the distribution allocable to principal of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
                Class A Note Interest Requirement                                 2,133,541.67
                Class B Note Interest Requirement                                   186,545.14
                Class C Note Interest Requirement                                   263,593.28
                         Total                                                    2,583,680.09

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Note Interest Requirement                                      2,84472
                Class B Note Interest Requirement                                      2,98472
                Class C Note Interest Requirement                                      3,28028

(iii)   Aggregate Outstanding Principal Balance of the Notes
                Class A Note Principal Balance                                     750,000,000
                Class B Note Principal Balance                                      62,500,000
                Class C Note Principal Balance                                      80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                           8,928,570.00

(v)     Required Owner Trust Spread Account Amount                                8,928,570.00


                                            By:
                                               --------------------------------
                                               Name:   Patricia M. Garvey
                                               Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2

Section 7.3 Indenture                                                           Distribution Date:      10/15/2001


(I)     Amount of the distribution allocable to principal of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
                Class A Note Interest Requirement                                 2,511,250.00
                Class B Note Interest Requirement                                   220,354.17
                Class C Note Interest Requirement                                   312,563.89
                         Total                                                    3,044,168.06

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Note Interest Requirement                                      2.79028
                Class B Note Interest Requirement                                      2.93806
                Class C Note Interest Requirement                                      3.24139

(iii)   Aggregate Outstanding Principal Balance of the Notes
                Class A Note Principal Balance                                     900,000,000
                Class B Note Principal Balance                                      75,000,000
                Class C Note Principal Balance                                      96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account                          10,714,290.00

(v)     Required Owner Trust Spread Account Amount                               10,714,290.00

                                             By:
                                                  -----------------------------
                                                  Name:   Patricia M. Garvey
                                                  Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3

Section 7.3 Indenture                                                           Distribution Date:      10/15/2001


(I)     Amount of the distribution allocable to principal of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
                Class A Note Interest Requirement                                 2,110,208.33
                Class B Note Interest Requirement                                   186,545.14
                Class C Note Interest Requirement                                   261,718.28
                         Total                                                    2,558,471.76

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Note Interest Requirement                                      2.81361
                Class B Note Interest Requirement                                      2.98472
                Class C Note Interest Requirement                                      3.25694

(iii)   Aggregate Outstanding Principal Balance of the Notes
                Class A Note Principal Balance                                     750,000,000
                Class B Note Principal Balance                                      62,500,000
                Class C Note Principal Balance                                      80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                           8,928,570.00

(v)     Required Owner Trust Spread Account Amount                                8,928,570.00

                                             By:
                                                -------------------------------
                                                  Name:   Patricia M. Garvey
                                                  Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1

Section 7.3 Indenture                                                           Distribution Date:      10/15/2001


(I)     Amount of the distribution allocable to principal of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
                Class A Note Interest Requirement                                 2,014,471.67
                Class B Note Interest Requirement                                   179,904.86
                Class C Note Interest Requirement                                   258,081.25
                         Total                                                    2,452,457.78

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Note Interest Requirement                                      2.82139
                Class B Note Interest Requirement                                      3.02361
                Class C Note Interest Requirement                                      3.37361

(iii)   Aggregate Outstanding Principal Balance of the Notes
                Class A Note Principal Balance                                     714,000,000
                Class B Note Principal Balance                                      59,500,000
                Class C Note Principal Balance                                      76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account                           8,500,000.00

(v)    Required Owner Trust Spread Account Amount                                 8,500,000.00

                                             By:
                                                  ----------------------------
                                                  Name:   Patricia M. Garvey
                                                  Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2

Section 7.3 Indenture                                                           Distribution Date:      10/15/2001


(I)     Amount of the distribution allocable to principal of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

        Amount of the distribution allocable to the interest on the Notes
                Class A Note Interest Requirement                                 1,402,916.67
                Class B Note Interest Requirement                                   124,685.51
                Class C Note Interest Requirement                                   182,814.45
                    Total                                                         1,710,416.62

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Note Interest Requirement                                      2.80583
                Class B Note Interest Requirement                                      2.99250
                Class C Note Interest Requirement                                      3.41250

(iii)   Aggregate Outstanding Principal Balance of the Notes
                Class A Note Principal Balance                                     500,000,000
                Class B Note Principal Balance                                      41,666,000
                Class C Note Principal Balance                                      53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account                           5,952,380.00

(v)     Required Owner Trust Spread Account Amount                                5,952,380.00

                                             By:
                                                  -----------------------------
                                                  Name:   Patricia M. Garvey
                                                  Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3

Section 7.3 Indenture                                                           Distribution Date:      10/15/2001


(I)     Amount of the distribution allocable to principal of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
                Class A Note Interest Requirement                                 2,075,208.33
                Class B Note Interest Requirement                                   186,059.03
                Class C Note Interest Requirement                                   271,093.27
                         Total                                                    2,532,360.63

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Note Interest Requirement                                      2.76694
                Class B Note Interest Requirement                                      2.97694
                Class C Note Interest Requirement                                      3.37361

(iii)   Aggregate Outstanding Principal Balance of the Notes
                Class A Note Principal Balance                                     750,000,000
                Class B Note Principal Balance                                      62,500,000
                Class C Note Principal Balance                                      80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                           8,928,570.00

(v)     Required Owner Trust Spread Account Amount                                8,928,570.00

                                       By:
                                            --------------------------------
                                            Name:   Patricia M. Garvey
                                            Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4

Section 7.3 Indenture                                                           Distribution Date:      10/15/2001

(I)     Amount of Net Swap Payment                                                        0.00
        Amount of Net Swap Receipt                                                1,490,290.68

(ii)    Amount of the distribution allocable to principal of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Principal Payment                                                 0.00
                Class B Principal Payment                                                 0.00
                Class C Principal Payment                                                 0.00
                         Total

(iii)   Amount of the distribution allocable to the interest on the Notes
                Class A Note Interest                                             3,850,000.00
                Class B Note Interest                                               210,563.89
                Class C Note Interest                                               307,125.00
                         Total                                                    4,367,688.89

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
                Class A Note Interest                                                  4.58333
                Class B Note Interest                                                  3.00806
                Class C Note Interest                                                  3.41250

(iv)    Aggregate Outstanding Principal Balance of the Notes
                Class A Note Principal Balance                                     840,000,000
                Class B Note Principal Balance                                      70,000,000
                Class C Note Principal Balance                                      90,000,000

(v)     Amount on deposit in Owner Trust Spread Account                          15,000,000.00

(vi) Required Owner Trust Spread Account Amount                                  15,000,000.00


                                       By:
                                            --------------------------------
                                            Name:   Patricia M. Garvey
                                            Title:  Vice President